Filed with the Securities and Exchange Commission on April 9, 2026
REGISTRATION NO. 333-288844

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 1

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Insurance Company)

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(Address of Insurance Company’s principal executive offices)

(973) 802-7333
(Insurance Company’s Telephone Number, including Area Code)

AMY M. WOLTMAN
 PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
(Name and address of agent for service)

COPIES TO:
Richard H. Kirk
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-3707

Approximate Date of Proposed Offering: Continuously on and after the effective date of this Registration Statement

It is proposed that this filing become effective: (check appropriate box)

□	immediately upon filing pursuant to paragraph (b) of Rule 485
⊠	on May 1, 2026 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(i) of Rule 485
□	on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

□	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
□	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
□

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

⊠	Insurance Company relying on Rule 12h-7 under the Exchange Act
□	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

Market Value Adjusted Fixed Allocation Investment Option Under Certain No Longer Sold Variable Annuity Contracts

Prospectus Dated:  May 1, 2026

This prospectus describes the Fixed Allocation investment option with a market value adjustment (the “MVA Fixed Allocation”) available as an investment option under the following individual annuity contracts (“Contracts”) issued by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey,” “we,” “our,” or “us”) through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account that are no longer sold. This prospectus does not describe all of the benefits and terms of the Contracts themselves or the investment options other than the MVA Fixed Allocation options. For information about the Contracts, you should consult the most recent prospectuses for the Contracts (the “Variable Product Prospectuses”), which can be found on our website shown below: You may also request a copy of the Variable Product Prospectus by calling 1-888-PRU-2888.

STRATEGIC PARTNERS ANNUITY ONE 3 VARIABLE ANNUITY	www.prudential.com/regdocs/PLNJ-SPAO3-NY-STAT
STRATEGIC PARTNERS PLUS 3 VARIABLE ANNUITY	www.prudential.com/regdocs/PLNJ-SP-PLUS3-NY-STAT

For additional information about the Variable Options, you should consult the most recent prospectuses for the portfolios underlying the Variable Options. For a copy visit:  www.prudential.com/annuities or call us at 1-888-PRU-2888.

In addition to the Variable Options and any fixed allocations that are not subject to a Market Value Adjustment, your Annuity allows you to allocate a portion of your Account Value and/or purchase payments to the  MVA Fixed Allocations described in this prospectus, under which we credit a fixed interest rate to the MVA Fixed Allocations so long as you remain invested for a set period of time called a “Guarantee Period.” See “Appendix A” for additional information about the MVA Fixed Allocations.

This prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in this prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense.  You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

This prospectus provides a description of the material features of the  MVA Fixed Allocations under your Annuity. Please read this prospectus and keep it for future reference. Your Contract is a complex investment that involves risks, including potential loss of principal.

Your Annuity is not a short-term investment and an investment in the  MVA Fixed Allocations is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. In addition, premature withdrawals from the MVA Fixed Allocations during a Guarantee Period will result in a Market Value Adjustment. In extreme circumstances, the maximum potential loss from a negative Market Value Adjustment is 40% of the amount invested in the Guarantee Period.

The Company’s obligations under your Annuity and the MVA Fixed Allocations are subject to its financial strength and claims-paying ability.

In compliance with U.S. law, Pruco Life Insurance Company of New Jersey delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.

The Annuities and the  MVA Fixed Allocation are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment involves investment risks, including possible loss of value.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM/ANNUITIES

MVA-PLNJ-MODEL1

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Account Value: The value of your allocations to investment options under your Annuity, including your allocation to the MVA Fixed Allocation. The specific calculation of Account Value of your Annuity is set forth in your Variable Product Prospectus.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period. This prospectus covers Fixed Allocations that are subject to a market value adjustment if you withdraw Account Value prior to the maturity of the Fixed Allocation (MVA Fixed Allocation). Your Annuity may include Fixed Allocations that are not subject to a market value adjustment, such as a benefit fixed rate account, and those Fixed Allocations are described by your Variable Product Prospectus, not this prospectus.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Guaranteed Minimum Interest Rate: The minimum interest rate we guarantee under the MVA Fixed Allocation option. It is disclosed in your contract.

Interim Value: The value of the MVA Fixed Allocations on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the MVA Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The interim value does not include the effect of any MVA.

Maturity Date: The last day of the Guarantee Period.

MVA or Market Value Adjustment: A market value adjustment used in the determination of value of an MVA Fixed Allocation on any day more than 30 days after the Maturity Date of such MVA Fixed Allocation.

MVA Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period that is subject to a market value adjustment if you withdraw Account Value prior to the maturity of the Fixed Allocation. Your Annuity may include Fixed Allocations that are not subject to a market value adjustment, such as a benefit fixed rate account, and those Fixed Allocations are covered by your Variable Product Prospectus, not this prospectus.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.

Registered Separate Account: Pruco Life Insurance Company Flexible Premium Variable Annuity Account, which holds the assets supporting the Variable Option(s). Assets held in the Registered Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Variable Option: A division of the Registered Separate Account. The Variable Option also may be referred to in this prospectus and the Contract as a Variable Investment Sub-account, Variable Sub-account, or Sub-account.

We, Us, Our, The Company: Pruco Life Insurance Company   of New Jersey.

OVERVIEW OF THE CONTRACT

This prospectus describes the MVA Fixed Allocation available as an investment option under the following variable annuity contracts that are no longer sold:

STRATEGIC PARTNERS ANNUITY ONE 3 VARIABLE ANNUITY	www.prudential.com/regdocs/PLNJ-SPAO3-NY-STAT
STRATEGIC PARTNERS PLUS 3 VARIABLE ANNUITY	www.prudential.com/regdocs/PLNJ-SP-PLUS3-NY-STAT

For information about the Annuities, you should consult your Variable Product Prospectus on our website shown above. You may also request a copy of the Variable Product Prospectus by calling 1-888-PRU-2888.

Purpose of the Contract
Your Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. The Annuities may be appropriate for investors accumulating retirement savings on a tax-deferred basis who would seek guaranteed income through an annuity payment option.

Phases of the Contract
Your Annuity features two distinct phases – the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as ordinary income when you make a withdrawal. During the income phase (after annuitization), you can elect to receive annuity payments. The amount of money you accumulated in your Annuity during the accumulation phase will help determine the amount of the payments you will receive during the income phase. After annuitization, certain benefits described in your Variable Product Prospectus will no longer apply.

Investment Options
Variable Options: The Variable Options available under your Annuity each invest in an underlying Portfolio whose share price generally fluctuates each day. The Variable Options do not provide any level of protection against negative returns. You are at risk of losing principal and any earnings if you allocate funds to a Portfolio. For additional information about the Variable Options, you should consult your Variable Product Prospectus and the most recent prospectuses for the Portfolios. You may also call our Annuity Service Center at 1-888-PRU-2888.

MVA Fixed Allocation: You can allocate your purchase payments and account value to the MVA Fixed Allocations available under your Annuity. You will earn interest on your investment at the rate that we have declared for the 7 year Guarantee Period. The last day of the Guarantee Period is called the “Maturity Date.”

If you withdraw or transfer money from the  MVA Fixed Allocations more than 30 days  after the Maturity Date, we will apply a Market Value Adjustment, which may be positive or negative. You could lose a significant amount of money due to a negative Market Value Adjustment. The following transactions, when they occur more than 30 days  after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on account value. We will not apply a negative Market Value Adjustment to the payment of a death benefit.

Additional information about the  MVA Fixed Allocations is provided in Appendix A to the prospectus.

Other Fixed Allocations: Your Annuity may include Fixed Allocations that are not subject to a Market Value Adjustment, such as a benefit fixed rate account. For additional information about those Fixed Allocations, you should consult your Variable Product Prospectus or call 1-888-PRU-2888.

Annuity Features
Your Annuity may include death benefits and other benefits, some of which may have been available for an additional charge. For additional information about those features, you should consult your Variable Product Prospectus or call 1-888-PRU-2888.

KEY INFORMATION

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are There Charges for Early Withdrawals?

Yes
Withdrawal Charges: Withdrawal charges may apply to any withdrawal from your Contract, including a withdrawal from the  MVA Fixed Allocations.
The loss associated with withdrawal charges will be greater if there is a negative Market Value Adjustment, or if you have to pay taxes or tax penalties. For more information about the withdrawal charges that apply to your Contract, you should consult your Variable Product Prospectus or call 1-888-PRU-2888.
Market Value Adjustments: If you withdraw or transfer assets from the MVA Fixed Allocation more than 30 days after the Maturity Date, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested.
You could lose up to 40% of your investment in the  MVA Fixed Allocation as a result of a negative Market Value Adjustment. For example, if you allocate $100,000 to the 7-year Guarantee Period and later withdraw the entire amount before the 7 years have ended, you could lose up to $40,000 of your investment. This loss will be greater if you also have to pay withdrawal charges, taxes and tax penalties. The following transactions, when they occur more than 30 days after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on account value. We will not apply a negative Market Value Adjustment to the payment of a death benefit. For more information about Market Value Adjustments, please refer to the “Charges and Adjustments” section of this prospectus.

Are There Transaction Charges?

Yes
In addition to withdrawal charges and Market Value Adjustments, you may also be charged for other transactions under your Contract, which are described in your Variable Annuity Prospectus. For more information about transaction charges that apply to your Contract, you should consult your Variable Annuity Prospectus or call 1-888-PRU-2888.

Are There Ongoing Fees and Expenses?

Yes
Your Variable Product Prospectus describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Because your Contract is customizable, the choices you make affect how much you will pay. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
There are no ongoing fees and expenses for the  MVA Fixed Allocations.
For more information about ongoing fees and expenses that apply to your Contract, you should consult your Variable Product Prospectus or call 1-888-PRU-2888.

Risks
Is There a Risk of Loss from Poor Performance?

Yes
You can lose money by investing in the Contract. For more information about the risk of loss from poor performance, please refer to your Variable Product Prospectus or call 1-888-PRU-2888.
While your money remains in the MVA Fixed Allocations, your principal amount is guaranteed. However, an early withdrawal may result in the loss of principal due to withdrawal charges and a negative Market Value Adjustment, and an investment in the MVA Fixed Allocations is subject to other risks described in this prospectus.
For more information about risks associated with the  MVA Fixed Allocations, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Risks
Is This a Short-Term Investment?

No
Your Contract is not a short-term investment vehicle and an investment in the MVA Fixed Allocations is not appropriate for an investor who needs ready access to cash. Because of the long-term nature of an investment in the MVA Fixed Allocations, you should consider whether an investment in the MVA Fixed Allocations is consistent with your financial situation and objectives.
Withdrawals may be subject to withdrawal charges and federal and state income taxes, as well as a 10% additional tax. If you withdraw or transfer assets from the  MVA Fixed Allocations more than 30 days after the Maturity Date, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. During the 30-day period after the Maturity Date, you may choose to start a new Guarantee Period, transfer the account value from the MVA Fixed Allocation to any of the other investment options available under your Contract, apply the account value to an annuity payout plan, or surrender the value from the current MVA Fixed Allocation (all subject to applicable surrender, transfer, and annuitization provisions described in your Variable Product Prospectus). If we do not receive any instructions by the Maturity Date, we will automatically transfer the account value from the current MVA Fixed Allocation into a new 7-year Guarantee Period. Withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), transfers, annuitization, and the payment of a death benefit based on account value are all subject to a Market Value Adjustment if outside of the 30-day period.
For more information about the short-term investment risks associated with the  MVA Fixed Allocation, please refer to the “Principal of Risks of Investing in the Contract” section of this prospectus. For more information about the short-term investment risks associated with the other investment options and benefits under your Contract, please refer to your Variable Product Prospectus or call 1-888-PRU-2888.

What are the Risks Associated with the Investment Options?

An investment in your Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Options available under your Contract. Each investment option, including the  MVA Fixed Allocation and any Fixed Allocations that are not subject to a Market Value Adjustment, will have its own risks. You should review the available investment options before making an investment decision.
For more information about the risks associated with the  MVA Fixed Allocation, please refer to the “Principal Risks of Investing in the Contract” section and “Appendix A” section of this prospectus. For more information about the risks associated with the other investment options under your Contract, please refer to your Variable Product Prospectus or call 1-888-PRU-2888.

What are the Risks Related to the Insurance Company?

An investment in your Contract is subject to the risks related to the Company. Any obligations (including under the  MVA Fixed Allocation), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll free at 1-888-PRU-2888.
For more information about insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus

Restrictions
Are There Restrictions on the Investment Options?

Yes
There are no investment restrictions associated with the  MVA Fixed Allocation. However, there may be investment restrictions associated with the other investment options available under your Contract. Your Variable Product Prospectus describes any investment restrictions associated with the other investment options available under your Contract.
Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page for additional information.
For more information about investment restrictions associated with the other investment options under your Contract, please refer to your Variable Product Prospectus or call 1-888-PRU-2888.

Are There any Restrictions on Contract Benefits?

Yes
 Your Variable Product Prospectus describes any restrictions on benefits under your Contract.
Certain Contract Benefits may not be available through certain financial intermediaries. See the Cover Page for additional information.
For more information about restrictions on benefits under the Contract, please refer to your Variable Product Prospectus or call 1-888-PRU-2888.

Taxes
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under your Contract. There is no additional tax benefit if you purchased your Contract through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information about tax implications, please refer to the “Taxes” section of this prospectus.

Conflicts of Interest
How Are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. This compensation is paid in the form of commissions, revenue sharing, and other compensation programs based on your investments in the Contract.
For more information about investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you new contract in place of the Contract you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both the new contract and the Contract, and any fees or penalties to terminate your existing Contract, that it is preferable to purchase the new contract rather than continue to own your existing Contract.
For more information on exchanges, please refer to the Statement of Additional Information.

FEE TABLE

Your Variable Product Prospectus describes the fees, expenses, and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an investment option or from your Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected. For more information about fees and expenses that apply to your Annuity, you should consult your Variable Product Prospectus or call 1-888-PRU-2888.

The following table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the account value is removed from the  MVA Fixed Allocation before the expiration of a specified period.

Adjustments
Market Value Adjustment Maximum Potential Loss (as a percentage of account value)[1]	40%
1.	The following transactions, when they occur more than 30 days after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on account value. We will not apply a negative Market Value Adjustment to the payment of a death benefit.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The risks identified below are the principal risks of investing in the MVA Fixed Allocation. Your Contract is also subject to the principal risks described in your Variable Product Prospectus. Your Contract and the MVA Fixed Allocation may be subject to additional risks other than those identified and described in this prospectus.

Risks Associated with the MVA Fixed Allocation

We determine the interest rates credited to each Guarantee Period in our sole discretion, subject to the guaranteed minimum, and we may change the rates for new Guarantee Periods at any time. Any change in interest rates do not affect Guarantee Periods that began before the date of the change. There is a risk that the interest rates for new Guarantee Periods will be lower than the rates that were previously in effect. In addition, if you withdraw or transfer money from the  MVA Fixed Allocation more than 30 days after the Maturity Date, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 40% of your investment in the MVA Fixed Allocation as a result of a negative Market Value Adjustment. Generally, if yields are higher at the time of Market Value Adjustment than they were at the beginning of the Guarantee Period, the Market Value Adjustment will be negative. The following transactions, when they occur more than 30 days after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on account value. We will not apply a negative Market Value Adjustment to the payment of a death benefit. If you do not provide instructions for the disposition of your account value from a maturing Guarantee Period by the Maturity Date, we will automatically transfer the account value from the current MVA Fixed Allocation into a new  7-year Guarantee Period. If you later decide to remove your account value from the new Guarantee Period, we will apply a Market Value Adjustment. If the Maturity Date of the new Guarantee Period would occur after the latest possible annuity date under your Contract, the account value held in the Guarantee Period will be subject to a Market Value Adjustment upon annuitization.

Early Withdrawal Risk

Your Contract is not a short-term investment vehicle and an investment in the  MVA Fixed Allocation is not an appropriate investment for an investor who needs ready access to cash. Because of the long-term nature of an investment in the MVA Fixed Allocation, you should consider whether an investment in the MVA Fixed Allocation is consistent with your financial situation and objectives. Withdrawals from the MVA Fixed Allocation, including partial withdrawals and a full surrender, may be subject to withdrawal charges, negative Market Value Adjustments, and negative tax consequences. Any death benefit under your Annuity based on your account value will be reduced for any withdrawals you take, including any withdrawal charges and negative Market Value Adjustments. In extreme circumstances, the maximum potential loss resulting from a negative Market Value Adjustment is 40% of the amount invested in the MVA Fixed Alocation.

Insurance Company Risk

No company other than  Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under the MVA Fixed Allocation investments, which are supported by our general account and are subject to our claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. You should look to the financial strength of Pruco Life for its claims-paying ability.

Pruco Life is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Pruco Life and our ability to conduct business and process transactions. Although Pruco Life has business continuity plans, it is possible that the plans may not operate as intended and that Pruco Life may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Possible Adverse Tax Consequences

The tax consequences associated with an investment in the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before taking actions related to your investment in the Annuity, you should consult with a qualified tax advisor for complete information and advice. For example, distributions from the Annuity are generally subject to ordinary income taxation on the amount of any investment gain. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.

Cyber Security and Business Continuity Risks: With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol  surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on  websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest.

The military invasion of Ukraine initiated by Russia in February 2022 and the resulting response by the United States and other countries have led to economic disruptions, as well as increased volatility and uncertainty in the financial markets. It is not possible to predict the ultimate duration and scope of the conflict, or the future impact on U.S. and global economies and financial markets.

Artificial Intelligence Risk: In addition to the cyber security risks described above, the development, adoption and use of AI, including generative artificial intelligence (“Generative AI”), by us and by third parties on whom we rely may increase existing operational risks or create new operational risks that we are not currently anticipating. AI technologies offer potential benefits in areas such as customer service personalization and process automation, and we expect to use AI and Generative AI to help deliver products and services and support critical functions. We also expect third parties on whom we rely to do the same. There are significant risks involved in developing and deploying AI, and there can be no assurance that its use will enhance our products or services or be beneficial to our business, including our efficiency or profitability. The risk that AI and Generative AI may be misused is increased by the relative newness of the technology, the speed at which it is being adopted, and the lack of laws, regulations or standards governing its use. Such misuse could expose the Company to legal or regulatory risk, damage customer relationships or cause reputational harm. Further, our ability to continue to develop and efficiently deploy AI technologies depends on access to specific third-party equipment and other physical infrastructure, such as processing hardware and network capacity, the availability and pricing of which is difficult to control, especially in a highly competitive environment. Our competitors may also adopt AI or Generative AI more quickly or more effectively than we do, which could cause competitive harm. Because the Generative AI technology is so new, some of the potential risks of Generative AI are currently unknowable.

DESCRIPTION OF INSURANCE COMPANY, REGISTERED SEPARATE ACCOUNT, AND INVESTMENT OPTIONS

WHO IS PRUCO LIFE  OF NEW JERSEY?

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under its annuity contracts. As Pruco Life of New Jersey’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

Pruco Life of New Jersey offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Pruco Life has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.

Rule 12h-7

With respect to the offering of Index Strategies, the Company relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

Claims of Creditors

To the extent permitted by law, no payment or value under this Annuity is subject to the claims of your creditors or those of any other Owner, any Annuitant, or any Beneficiary.

Deferral of Transactions

We may defer any annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any annuity payout for more than thirty days, we will pay interest as required by state law. We may defer any distribution from any Allocation Option or any transfer from Allocation Options for a period not to exceed seven calendar days from the date the transaction is affected.

WHAT ARE THE SEPARATE ACCOUNTS?

Pruco Life of New Jersey Flexible Premium Variable Annuity Account

The assets supporting obligations based on allocations to the Variable Options are held in sub-accounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Registered Separate Account”). Assets held in the assets that are held in support of the Variable Options are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to the Registered Separate Account are credited to or charged against the Registered Separate Account, without regard to other income, gains or losses of Pruco Life of New Jersey or any other of our separate accounts.

The General Account

Our general obligations and any guaranteed benefits under your Annuity (including under the MVA Fixed Allocations) are supported by our General Account and are subject to our claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses.

INVESTMENT OPTIONS

Variable Options

For additional information about the Variable Options, you should consult your Variable Product Prospectus and the most recent prospectuses for the Portfolios.

Market Value Adjusted Options

Your Annuity gives you the option of allocating your purchase payments or account value to the MVA Fixed Allocation.

We credit a fixed interest rate to the  MVA Fixed Allocation so long as you remain invested for a set period of time called a “Guarantee Period.” Please refer to Appendix A for certain information regarding the MVA Fixed Allocation, including (i) its duration, and (ii) its minimum guaranteed interest rate.

The last day of the Guarantee Period is called the “Maturity Date.”  MVA Fixed Allocations currently are offered with Guarantee Periods of (7 years ).  MVA Fixed Allocations may not be available in all states. A Guarantee Period for an  MVA Fixed Allocation begins:

•	when all or part of a net purchase payment is allocated to a Guarantee Period;

•	upon transfer of any of your Account Value to an MVA Fixed Allocation for a Guarantee Period; or

•	when you “renew” an MVA Fixed Allocation by electing a new Guarantee Period.

The interest rate credited to an  MVA Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change so long as you remain invested for the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates, in our sole discretion, for each Guarantee Period. The interest rate declared will be no less than the minimum guaranteed interest rate. The minimum guaranteed interest rate that applies to you may vary depending on the state in which your Annuity was issued, but it will be shown on your Annuity specifications page and will never be less than (a) 3%, or (b) the minimum stipulated by applicable state law, whichever is greater.

We credit interest within each Guarantee Period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which the Guarantee Period begins until the earliest to occur of any of the following events: (a) full surrender of your Annuity, (b) annuitization, (c) the payment of a death benefit, or (d) the Maturity Date. At the time that we confirm your MVA Fixed Allocation, we will advise you of the interest rate in effect and the Maturity Date. We may change the rates we credit to MVA Fixed Allocations at any time. Any change in interest rate does not affect MVA Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for MVA Fixed Allocations, please contact our Annuity Service Center at 1-888-PRU-2888 or at www.prudential.com/annuities.

If you withdraw or transfer money from the  MVA Fixed Allocation more than 30 days after the Maturity Date, we will apply a Market Value Adjustment, which may be positive or negative. You could lose a significant amount of money due to a negative Market Value Adjustment. The following transactions, when they occur more than 30 days after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on account value. We will not apply a negative Market Value Adjustment to the payment of a death benefit. For more information about Market Value Adjustments, see “Charges and Adjustments”.

During the 30-day period after the Maturity Date, you may choose to start a new Guarantee Period, transfer the account value from the  MVA Fixed Allocation to any of the other investment options available under your Annuity, apply the account value to an annuity payout plan, or surrender the value from the current MVA Fixed Allocation (all subject to applicable surrender, transfer, and annuitization provisions described in your Variable Product Prospectus). You may submit your instructions to the Annuity Service Center. If we do not receive any instructions by the Maturity Date, we will automatically transfer the account value from the current MVA Fixed Allocation into a new 7-year Guarantee Period.

CHARGES AND ADJUSTMENTS

Your Annuity is subject to a variety of charges, and those charges may vary depending on the investment options and optional benefits you have elected. Withdrawal charges may apply to any withdrawal from your Annuity, including a withdrawal from the MVA Fixed Allocation. The loss associated with withdrawal charges will be greater if there is a negative Market Value Adjustment, or if you have to pay taxes or tax penalties. For more information about the withdrawal charges and other charges that apply to your Annuity, you should consult your Variable Product Prospectus or call 1-888-PRU-2888.

MARKET VALUE ADJUSTMENT

If you withdraw or transfer money from the MVA Fixed Allocation more than 30 days after the Maturity Date, we will apply a Market Value Adjustment, which may be positive or negative. You could lose up to 40% of your investment in the MVA Fixed Allocation as a result of a negative Market Value Adjustment. The following transactions, when they occur more than 30 days after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on account value. We will not apply a negative Market Value Adjustment to the payment of a death benefit.

We determine the Market Value Adjustment according to a mathematical formula. The Market Value Adjustment is calculated at the time of the transaction by multiplying the unadjusted account value (before the transaction is processed) by the Market Value Factor. The Market Value Factor is determined using a formula that takes into account (i) the difference between the interest rate for the MVA Fixed Allocation at its inception and the interest rate offered at the time of the calculation for a new period to maturity equal to the number of whole years remaining in the current Guarantee Period plus one year, and (ii) the amount of time remaining in the Guarantee Period. Generally, if yields are lower at the time of Market Value Adjustment application than they were at the beginning of the Guarantee Period, the Market Value Adjustment will be positive. Generally, if yields are higher at the time of Market Value Adjustment application than they were at the beginning of the Guarantee Period, the Market Value Adjustment will be negative.

A negative Market Value Adjustment will reduce your account value, your cash value, and any benefits under your Annuity that are based on your account value (such as a standard death benefit) on a dollar-for-dollar basis. A negative Market Value Adjustment may also reduce the value of other benefits under your Annuity. The Market Value Adjustment may be applied before or after other charges under your Annuity are deducted. Please refer to your Variable Product Prospectus or call 1-888-PRU-2888 for details about the impact of a negative Market Value Adjustment on other benefits under your Annuity and the order in which charges and adjustments will be applied under your Annuity.

Generally, the interest rates we offer for the MVA Fixed Allocation will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. The Market Value Adjustment is intended to protect us from losses on these investments when we must pay out amounts that are removed from the MVA Fixed Allocation prior to the Maturity Date.

You may request a quote of the impact an early distribution would have on your account value by contacting our Annuity Service Center at 1-888-PRU-2888. Values fluctuate daily and the actual Market Value Adjustment applied at the time a transaction is processed may be more or less than the values quoted at the time of your call. Additional information about the calculation of the Market Value Adjustment, including the Market Value Adjustment formula and examples, can be found in the Statement of Additional Information.

PURCHASES AND CONTRACT VALUE

For additional information about the Variable Options, you should consult your Variable Product Prospectus and the most recent prospectuses for the Portfolios.

VALUING YOUR INVESTMENT

Your account value is the total of the values you have in the MVA Fixed Allocation, the Variable Options, and any other Fixed Allocations not subject to a Market Value Adjustment available under your Annuity. Your Annuity also has a “cash value,” which is the account value adjusted by any applicable Market Value Adjustment minus any applicable charges under your Annuity. Please refer to your Variable Product Prospectus for more information about calculating the values you have in other investment options under your Annuity.

VALUING THE MVA FIXED ALLOCATION

During the Guarantee Period, we use the concept of an Interim Value for the MVA Fixed Allocations. The Interim Value can be calculated on any day and is equal to the initial value allocated to an MVA Fixed Allocation plus all interest credited to an MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from an MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the value of an MVA Fixed Allocation on any day more than 30 days after its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Factor. See “Charges and Adjustments” for more information.

SURRENDERS AND WITHDRAWALS

You can withdraw money from or surrender your Annuity at any time during the accumulation phase, subject to any limitations described in your Variable Product Prospectus. If you take a withdrawal or surrender from the MVA Fixed Allocations, your withdrawal or surrender may be subject to a Market Value Adjustment, withdrawal charges, taxes and tax penalties. You will need our consent to make a partial withdrawal if the requested withdrawal is less than the minimum amount specified in your Variable Product Prospectus. You can make withdrawals from any designated MVA Fixed Allocation or proportionally from all investment options under your Annuity. Unless you tell us otherwise, any partial withdrawal will be made proportionately from all investment options. For more details about withdrawals and surrenders under your Annuity, including any automated withdrawal options, please refer to your Variable Product Prospectus or call 1-888-PRU-2888.

ANNUITY PERIOD

You will receive annuity payments during the income phase, as described in your Variable Product Prospectus. Upon annuitization, any value in the MVA Fixed Allocation will be subject to a Market Value Adjustment, unless annuitization occurs during the 30 days after the Maturity Date. Please refer to your Variable Product Prospectus or call 1-888-PRU-2888 for information about the annuity payment options available to you.

BENEFITS AVAILABLE UNDER THE CONTRACT

Certain Contract Benefits may not be available through certain financial intermediaries. See the Cover Page for additional information.

Your Annuity may include death benefits and other benefits, some of which may have been available for an additional charge. For additional information about those features, you should consult your Variable Product Prospectus or call 1-888-PRU-2888.

TAXES

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.

On advisory products, you may be able to establish, subject to our rules and restrictions, an advisory fee deduction program for a qualified or Non-qualified Annuity such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a Non-qualified Annuity to be treated as not taxable.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Non-qualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

NON-QUALIFIED ANNUITIES

In general, as used in this prospectus, a Non-qualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, all Annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount of any withdrawal that is subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your Non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Service (“IRS”). In accordance with the PLR, advisory fee payments from your Non-qualified Annuity are treated as an expense as long as your advisor attests to us that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice with respect to the Annuity and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.

It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole, primary, or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender Before Annuity Payments Begin

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time, there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts that include Purchase Payments made prior to August 14, 1982 that are issued via 1035 exchange. Withdrawals from a contract with Purchase Payments made before August 14, 1982 are treated as a return of cost basis in the Annuity first until those pre-August 14, 1982 Purchase Payments are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982 is not subject to the 10% additional tax.

You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. Under most circumstances, this rule does not apply if you transfer the Annuity to your spouse or if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax and possibly the 10% additional tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in the “Annuity Period” section of this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $16,000 for estates and certain trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

10% Additional Tax for Early Withdrawal from a Non-Qualified Annuity

You may owe a 10% additional tax on the taxable part of distributions received from your Non-qualified Annuity. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½;

•	the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);

•	the amount received is attributable to your becoming disabled (as defined in the Code);

•	generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually (please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years and the impermissible modification of payments during that time period will result in retroactive application of the 10% additional tax); or

•	the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, annuity contract or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed

(other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax advisor before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, annuity contract or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.

After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.

Taxes Payable by Beneficiaries for a Non-Qualified Annuity

If an Owner dies before the Annuity Date, the Death Benefit distributions are taxed at ordinary income tax rates. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

•	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

•	Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.

•	Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining cost basis is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Non-qualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Non-qualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect a different tax withholding rate or elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a  U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the Annuity. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code.

See your Variable Product Prospectus for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Non-qualified Annuity Variable Options must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the Variable Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. The tax law limits the amount of control you may have over choosing investments for your Annuity. If this “investor control” rule is violated your Annuity assets will be considered owned directly by you and you lose the favorable tax treatment generally afforded to annuities.

While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity contract for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity contract. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Non-Qualified Annuity.

Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Non-qualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means, for example, that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Non-Qualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may have been purchased for use in connection with:

•	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

•	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

•	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

•	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

•	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

•	Section 457 plans (subject to 457 of the Code).

A Non-qualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax-favored Plans

IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The $1,000 catch-up contribution for IRA owners age 50 or older is indexed for inflation starting in 2024 in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”). You may be able to claim a deduction for your contributions depending on your modified adjusted gross income.  Go to www.irs.gov for the limits for each year.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law and the terms of the Annuity). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

•	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

•	Your rights as Owner are non-forfeitable;

•	You cannot sell, assign or pledge the Annuity;

•	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

•	The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn the applicable age (see the Required Minimum Distribution rules for more details); and

•	Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Non-qualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

•	A 10% early withdrawal additional tax described below;

•	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

•	Failure to take a Required Minimum Distribution, also described below.

If you make any non-deductible contributions to your IRA, a portion of any subsequent distribution may be tax-free as a return of those contributions. You are required to keep track of this and determine the taxable and non-taxable portions. IRS rules require that we report the full amount of any distribution as taxable.

Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

•	If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution and catch-up limits and compensation limit.

•	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

•	SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income with the employer making these contributions to the SEP. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch-up contribution amount. These amounts are indexed for inflation and may depend on the participant’s age. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Not all Annuities issued by us are available for SARSEPs.

•	You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

•	Roth contributions are permitted for SEP IRAs starting in 2023. The Company does not currently offer Roth contributions for SEP IRAs, but we reserve the right to offer this contribution type in the future.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

•	Contributions to a Roth IRA cannot be deducted from your gross income;

•	“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

•	If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA (subject to a timing restriction), employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA. You may also purchase an Annuity for a Roth IRA, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a “conversion”). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax unless a distribution that is allocable to the rollover contribution is distributed within 5 years of the conversion).

In addition, SECURE 2.0 amends the Code to allow for tax and penalty free rollovers from 529 accounts to Roth IRAs, under certain conditions. Starting in 2024, beneficiaries of 529 college savings accounts would be permitted to roll over up to $35,000 over the course of their lifetime from any 529 account in their name to their Roth IRA. These rollovers generally are also subject to Roth IRA annual contribution limits, and the 529 account must have been open for at least 15 years, among other requirements.

The Code also permits the recharacterization of current year contribution amounts from a traditional IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions). However, no recharacterizations of conversions can be made.

Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law and the terms of the Annuity. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59½;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability; or

•	Hardship

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn the applicable age or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Late Rollover Self-Certification

You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal advisor regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach the applicable age (“required beginning date”) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs and designated Roth accounts under employer sponsored plans are not subject to these rules during the Owner’s lifetime.

If you were born...	Your “applicable age” is...
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75

The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the Required Minimum Distribution deadline so that a timely distribution is made. Please note that there is a 25% excise tax (a 50% excise tax applied prior to the 2023 taxable year) on the amount of any required minimum distribution not made in a timely manner. The excise tax on failure is further reduced from 25% to 10% if corrected in a timely manner and certain other conditions are met in accordance with SECURE 2.0.

Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial present value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. Under this option, we will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other tax favored retirement plans you may own. If a trustee-to-trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. In accordance with SECURE 2.0, a new optional method for calculating your RMDs may be available if you have an IRA in an annuity payout (or partial annuity payout), and an IRA in the deferral stage. Please contact your tax advisor to determine if this calculation method is appropriate for you. In addition, if you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your non-Roth IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply. These rules may also apply to other types of tax favored retirement plans such as TDAs.

Charitable IRA Distributions

Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation beginning after 2023), for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. The amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year. You should consult your tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation beginning after 2023) that is made from your IRA to a “split-interest entity” can be excluded from your gross income.

The IRS has currently indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Unless otherwise required in the future by the IRS, we will report the distribution as a normal IRA distribution on Form 1099-R. In those instances, individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns. However, if we receive certification that the distribution satisfies the requirements, we will report the distribution as a charitable IRA distribution on Form 1099-R.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.

The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

•	Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

•	Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors and Beneficiaries that are not individuals.

•	Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the post-death distribution requirements.

•	Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

•	Spousal continuation. If your beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by electing to treat your IRA as their own IRA. However, in certain circumstances the surviving spouse may have to take “hypothetical RMDs” (i.e., catch-up amounts required in accordance with the regulations).

The post-death distribution requirements are complex in numerous respects. Treasury has issued final and proposed regulations that may impact these required minimum distribution requirements. We reserve the right to make changes in order to comply with the final and proposed regulations, or any regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date. Similar rules may apply to designated Roth accounts under an employer-sponsored retirement plan. Consult your plan sponsor and tax advisor for more information on designated Roth accounts.

10% Additional Tax for Early Withdrawals from a Qualified Annuity

You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½ or die;

•	the amount received is attributable to your becoming disabled; or

•	generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Certain modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

There are a number of other exceptions to this tax that may apply. In addition, distributions that satisfy certain exceptions to this tax may be repaid in certain circumstances. You should consult your tax advisor for further details.

Withholding

For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

•	For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and

•	For all other distributions, we will withhold at a 10% rate.

If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes (including any estimated tax liabilities) on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required unless specifically required under the terms of the plan. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

ADDITIONAL CONSIDERATIONS

Reporting and Withholding for Escheated Amounts

Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund. Non-qualified annuity contracts generally are subject to the same or similar federal income tax reporting and withholding requirements as IRAs and qualified retirement plans. As a result, we may determine in the future that we have an obligation to follow similar guidelines with respect to any amounts escheated from your Non-qualified Annuity.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

Civil Unions and Domestic Partnerships

U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner or domestic partner.

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS

The financial statements of the Registered Separate Account and  Pruco Life of New Jersey are incorporated by reference in the Statement of Additional Information.

LEGAL PROCEEDINGS

As of the date of this prospectus, neither Pruco Life of New Jersey, the Separate Account, nor Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Pruco Life of New Jersey and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, Pruco Life of New Jersey’s ability to meet its obligations under the Annuities, including the MVA Fixed Allocations, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuities, including the MVA Fixed Allocations.

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See the Cover Page for additional information.

Variable Options

For a list of Variable Options available under your Contract, please refer to your Variable Product Prospectus. More information about the portfolios underlying the Variable Options is available in the prospectuses for the portfolios, which may be amended from time to time. You can request a copy of the prospectuses at no cost by calling 1-888-PRU-2888.

Fixed Options

Your Contract may include Fixed Allocations that are not subject to a Market Value Adjustment, such as a benefit fixed rate account. For additional information about those Fixed Allocations, you should consult your Variable Product Prospectus or call 1-888-PRU-2888.

The following is the MVA Fixed Allocation currently available under the Annuities. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. For more information about the MVA Fixed Allocation, see “Description of Insurance Company, Registered Separate Account, and Investment Options” in the prospectus.

Note. If amounts are withdrawn from the MVA Fixed Allocation before the end of this term, we will apply a Market Value Adjustment. This may result in a significant reduction in your contract value. For more information about the Market Value Adjustment, see “Charges and Adjustments” in the prospectus.

Name	Term	Minimum Guaranteed Interest Rate*
MVA Fixed Allocation[1]	7 Year	3%
MVA Fixed Allocation[1]	8 Year	3%
MVA Fixed Allocation[1]	9 Year	3%
MVA Fixed Allocation[1]	10 Year	3%

*The rate shown was the last Minimum Guaranteed Interest Rate issued before the product closed to new customers. Your Minimum Guaranteed Interest Rate is the amount shown on your Contract. Please consult with your representative for availability and current rates.

1Available for Contract Without Credit only.

A-1

MAILING

This prospectus describes the important features of the Market Value Adjusted (“MVA”) Fixed Allocation investment option under certain no longer sold variable annuity contracts and provides information about Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, “the Company”, or “us”).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) dated May 1, 2026 that includes additional information about the MVA Fixed Allocation and Pruco Life. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity or the MVA Fixed Allocation, or to make other investor inquiries, please call 1-888-PRU-2888.

Reports and other information about the Company are available on the SEC’s website at  www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

[THIS PAGE WAS INTENTIONALLY LEFT BLANK]

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier:
Strategic Partners Annuity One 3 Variable Annuity: C000264544
Strategic Partners Plus 3 Variable Annuity: C000264545	MVA-PLNJ-MODEL1

Market Value Adjusted Fixed Allocation Investment Option Under Certain No Longer Sold Variable Annuity Contracts
(“MVA Fixed Allocation”)

STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2026
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(“Pruco Life of New Jersey”, “we”, “our”, the “Company”, or “us”)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS DATED MAY 1, 2026 CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES SERVICE CENTER,  P.O. BOX 7960, PHILADELPHIA, PA 19176 OR TELEPHONE 1-888-PRU-2888. THE MVA FIXED ALLOCATION IS AVAILABLE AS AN INVESTMENT OPTION UNDER THE ANNUITY CONTRACTS (THE “ANNUITIES” OR THE “ANNUITY”), LISTED BELOW, ISSUED BY PRUCO LIFE OF NEW JERSEY THROUGH THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT (THE “SEPARATE ACCOUNT”) THAT ARE NO LONGER SOLD. YOU MAY ACCESS THE PROSPECTUS FOR YOUR ANNUITY ON OUR WEBSITE AT THE LINK(S) BELOW.

STRATEGIC PARTNERS ANNUITY ONE 3 VARIABLE ANNUITY: C000264544	www.prudential.com/regdocs/PLNJ-SPAO3-NY-STAT
STRATEGIC PARTNERS PLUS 3 VARIABLE ANNUITY: C000264545	www.prudential.com/regdocs/PLNJ-SP-PLUS3-NY-STAT

1

GENERAL INFORMATION

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company whose parent is The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.

Pruco Life of New Jersey Flexible Premium Variable Annuity Account

We have established the  Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Registered Separate Account”), to hold the assets that are associated with the Annuities. The Registered Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Registered Separate Account are held in the name of  Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Registered Separate Account. Values and benefits based on allocations to the Sub-accounts within the Registered Separate Account will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account.

SERVICE PROVIDERS

Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2025, non-affiliated entities that could be deemed service providers to  Pruco Life of New Jersey in connection with the Contract and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY, 11717
Docufree Corporation	Records management and administration of annuity contracts Mail receipt/Imaging, check deposits, pricing, ad hoc mailings.	10 Ed Preate Drive, Moosic PA, 18507
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY, 10022
Guidehouse	Claim-related services	1676 International Drive Suite 800, McLean, VA, 22102
National Financial Services	Clearing and settlement services for Distributors and Carriers.	900 Salem St, Smithfield, RI, 02917
Open Text, Inc	Fax Services	2440 Sand Hill Rd. Suite 302, Menlo Park, CA, 94025
PERSHING LLC	Clearing and settlement services for Distributors and Carriers.	One Pershing Plaza, Jersey City, NJ, 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	570 Washington Boulevard, Jersey City, NJ, 07310
Thomson Reuters	Tax reporting services	3 Times Square, New York, NY, 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	135 Will Drive, Canton, MA, 02021

CONTRACT ADJUSTMENTS

MVA FORMULA & EXAMPLES

The Market-Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

(1)	The number of whole months remaining in the existing interest rate period.

(2)	The guaranteed interest rate.

(3)	The interest rate that we declare for a duration of one year longer than the number of whole years remaining on the existing cell being withdrawn from.

2

STATED AS A FORMULA, THE MARKET VALUE IS EQUAL TO:

(M/12)*(R-C)

NOT TO EXCEED +0.40 OR BE LESS THAN -0.40; WHERE,

M = the number of whole months (not to be less than one) to the interest cell’s maturity date;
R = the interest cell’s declared interest rate expressed as a decimal; for example, 3.0% = 0.030 and
C = the current rate referred to above, in effect on the date of the withdrawal or transfer, for a period to maturity one year longer than the number of whole years remaining until the interest cell’s maturity date as of the date we receive your request. this rate is also expressed as a decimal.

The Market-Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market-Value Adjustment

THE STEPS BELOW EXPLAIN HOW A MARKET-VALUE ADJUSTMENT IS CALCULATED.

STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

STEP 2: Determine the interest rate  Pruco Life of New Jersey declares on the date the request for withdrawal or transfer is received for a duration of years equal to the whole number of years determined in Step 1, plus 1 additional year. Subtract this interest rate from the guaranteed interest rate. The result could be negative.

STEP 3: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

STEP 4: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market-Value Adjustment. The result is the Market-Value Adjustment.

STEP 5: The result of Step 4 is added to the interest cell. If the Market-Value Adjustment is positive, the interest cell will go up in value. If the MarketValue Adjustment is negative, the interest cell will go down in value.

DEPENDING UPON WHEN THE WITHDRAWAL REQUEST IS MADE, A WITHDRAWAL CHARGE MAY APPLY. THE FOLLOWING EXAMPLE WILL ILLUSTRATE THE APPLICATION OF A MARKET-VALUE ADJUSTMENT AND THE DETERMINATION OF THE WITHDRAWAL CHARGE:

Suppose a Contract Owner made two invested Purchase Payments, the first in the amount of $10,000 on December 1, 2015, all of which was allocated to the Equity Sub-account, and the second in the amount of  $5,000 on October 1, 2017, all of which was allocated to the MVA Option with a guaranteed interest rate of 3% (0.03) for 7 years. A request for withdrawal of $8,500 is made on February 1, 2020 (the Contract Owner does not provide any withdrawal instructions). On that date the amount in the Equity Sub-account is equal to $12,000 and the amount in the interest cell with a Maturity Date of September 30, 2024 is $5,357.60, so that the Contract Fund on that date is equal to $17,357.60. On February 1, 2020, the interest rates declared by Pruco Life of New Jersey for the duration of 5 years (4 whole years remaining until September 30, 2024, plus 1 year) is 4%.

THE FOLLOWING COMPUTATIONS WOULD BE MADE:

(1)	Calculate the Contract Fund value as of the effective date of the transaction. This would be $17,985.23.

(2)	Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

DATE	PAYMENT	CHARGE-FREE AMOUNT
12/1/2015	$10,000	$1,000
12/1/2016		$2,000
10/1/2017	$5,000	$2,500
12/1/2018		$4,000
12/1/2019		$5,500
12/1/2020		$7,000

3

The charge-free amount in the fifth Contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth Contract year) for a total of $7,000.

(3)	Since the withdrawal request is in the fifth Contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.

$8,500 REQUESTED WITHDRAWAL AMOUNT -$7,000 CHARGE-FREE AMOUNT =$1,500 ADDITIONAL AMOUNT NEEDED TO COMPLETE WITHDRAWAL

The Contract provides that the Contract Fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must “gross-up” that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.

$1,500.00 / (1-.03) =

$1,500.00 / 0.97 = $1,546.39 GROSSED-UP AMOUNT

Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.

$1,546.39 GROSSED-UP AMOUNT X.03 WITHDRAWAL CHARGE RATE = $46.39 WITHDRAWAL CHARGE

(4)	The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.03 (3% is the guaranteed rate in the existing cell) minus 0.04 (4% is the interest rate that would be offered for an interest cell with a duration of the remaining whole years plus 1) or -0.04583. Thus, there will be a negative Market-Value Adjustment of approximately 4.583% of the amount in the interest cell that is subject to the adjustment.

-0.04583 X $5,357.60 = -245.54 NEGATIVE MVA $5,357.60 UNADJUSTED VALUE

$5,112.06 ADJUSTED VALUE $12,000 EQUITY VALUE $17,112.06 ADJUSTED CONTRACT FUND

(5)	The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the Contract Fund following the Market-Value Adjustments, if any, associated with the MVA option.

EQUITY ($12,000/$17,112.06) X $8,546.39 = $5,993.24

7-YR MVA ($5,112.06/$17,112.06) X $8,546.39 = $2,553.15

(6)	The adjusted value of the interest cell, $5,112.06, reduced by the withdrawal of $2,553.15 leaves $2,558.91. This amount must be “unadjusted” by dividing it by 0.95417 (1 plus the Market-Value Adjustment of -0.04583) to determine the amount remaining in the interest cell to which the guaranteed interest-rate of 3% will continue to be credited until September 30, 2024 or a subsequent withdrawal. That amount is $2,681.82.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.

Prudential Annuities Distributors, Inc. (PAD), a wholly owned subsidiary of Prudential Insurance Company of America, is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the  AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA). The Annuity is offered on a continuous basis. PAD enters into distribution agreements with unaffiliated broker-dealers who are registered under the Exchange Act (collectively, “Firms”). Applications for the Annuities are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.

With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions as follows: 2025: $67,942,840; 2024: $75,295,042; and 2023: $42,223,009. PAD retained none of those commissions.

4

In connection with the sale and servicing of the Annuities, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset-based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.

Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuities according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuities. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life of New Jersey products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the Firm.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuities on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the features of the Annuities; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non- cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisors/subadvisors or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.

Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2025) received compensation with respect to our annuity business generally during 2025 (or as to which a payment amount was accrued during 2025). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2025 retrospective depiction. During 2025, non-cash compensation received by Firms and Entities ranged from $19.20 to $1,183,488.83. During 2025, cash compensation received by Firms ranged from $1.50 to $31,403,206.30.

All of the Firms and Entities listed below received non-cash compensation during 2025. In addition, Firms in bold also received cash compensation during 2025.

AE Financial Services
AFS Securities, LLC
AGP - Alliance Global Partners
Alera Group
Alerus
Alexander Capital
Alliance Bernstein, L.P.
Allred Wealth Management
Allstate Financial Srvcs, LLC
Ambassador Wealth Management
American Strategic Advisors

Ameriprise Financial, Inc.
Ameritas Investment Corp.
AMUNI Financial, Inc.
Anderson Financial Services
Arete Wealth Management
Arkadios Capital LLC
Ascent Wealth Partners
Assured Partners
Atria Network
Ausdal Financial Partners, Inc.
Avantax Investment Services

B. Riley Wealth Management inc.
Bancwest Investment Srvcs, Inc
Bankers Life
BCG Securities, Inc.
BDOPS
Beaconsfield Financial Services
Benchmark Financial Wealth Advisors, LLC
Benjamin F. Edwards & Company, Inc.
Berthel Fisher & Company
BMO Capital Markets Corp
Bowers Digmann Financial

5

Bridgehaven Financial
Brighthouse Financial
Brooklight Place Securities, Inc.
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc
Cambridge Investment Research, Inc.
Canandaguia Bank
Cantella & Co., Inc.
Capital Investment Group, Inc.
Capital Synergy Partners
Capital Wealth Partners Inc
Capitol Securities Management, Inc.
Carlson Financial Group
Carlton & Associates, Inc.
Cassidy & Company
Centaurus Financial, Inc.
Century Financial & Insurance Services
Cetera Advisor Network LLC
CFD Investments
Chelsea Financial
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Claricity Wealth & Planning
Clark Capital Management Group
Coastal One
Commonwealth Financial Network
Compak Securities
Concorde Investment Services, LLC
Concourse Financial Group Securities Inc
Cooley & Labas Financial Advisors
Copper Financial
Cornerstone Financial Services
Creativeone
CRUMP
CUNA Brokerage Svcs, Inc.
CUSO Financial Services, L.P.
CW Securities
Cypress CU
D.A. Davidson
David Lerner and Associates
Dawson & Bertran Investment Advisors
DayMark Wealth Partners
Delaware Life
DFPG Investments LLC
Dimensional Fund Advisors Ltd

Discipline Advisors
Due Diligence Works
DWS
EBH Securities
Edward Jones & Co.
Emerson Equity LLC
Empower Credit Union
Envestnet
Equitable Advisors, LLC
Equity Services, Inc.
ESL Investment Services
Excel Securities & Assoc.
Feldman Financial Group
FID X
Fidelity Investments
Fifth Third Bank
Financial Focus Group
Financial Security Management, Inc
First Asset Financial
First Heartland Capital, Inc.
Fortune Financial Services, Inc.
Franklin Templeton
Frontier Asset
Frost Brokerage Services Inc
Garden State Securities, Inc.
Geneos Wealth Management, Inc.
Glass Financial Advisors
GLOBALINK SECURITIES, INC.
Goldberg, Clouse & Edgell, LLC
Goldman Sachs
Gradient Securities, LLC
Great America
Grove Point Investments
Guardian Wealth Strategies, LLC
GWN Securities, Inc.
Halley-Dodson Insurance
Halliday Financial LLC
Hantz Financial Services, Inc.
HARBOR FINANCIAL SERVICES LLC
Hazard & Siegel, Inc.
Hilltop Securities Inc.
Horan
Horizon Financial Resources, LLC
Hornor, Townsend & Kent, Inc.
Hudson Valley Credit Union

Hunter Insurance & Financial Services
Huntleigh Securities
IBN Financial Services, Inc.
iCapital
Income & Asset Advisory
Independence Capital Co. Inc
Independent Financial Grp, LLC
Infinity Wealth Management
Innovation Partners
Intervest
Invesco
J.W. Cole Financial, Inc.
J.P. Morgan
Jackson National Life
Janney Montgomery Scott, LLC.
Jennison Associates
Kestra Financial, Inc.
Key Investment Services LLC
Kingswood Capital Management
Kneeland Advisors
Kovack Securities, Inc.
Kress Financial
Larson Financial Securities
LaSalle St. Securities LLC
LAX and Company
Lebenthal Wealth Advisors, LLC
Leigh Baldwin & Company, LLC
LEXVO Wealth Mgmt
Lifemark Corporation
Lincoln Investment Planning
Lion Street
LM Kohn
LPL Financial Corporation
Lyons Bank
M Holdings Securities, Inc
M&T Securities
Madison Advisors
Madison Avenue Securities
MAP Estate Planning
Mehta & Associates
Mercer Allied Company L.P.
Merrill Lynch
MFS Investment Management
MML Investors Services, Inc.
Moloney Securities

6

Money Concepts Capital Corp.
Morgan Stanley Smith Barney
Morris Group
Mutual of Omaha Insurance Company
Mutual Securities, Inc
NACK
National Securities Corp.
Nations Financial Group, Inc.
Nationwide Planning Associates
NBC Securities
NBT Bank
Neuberger Berman
Newbridge Securities
Next Financial Group, Inc.
North Ridge Wealth Planning LLC
North Star Consultants, Inc.
Northeast Financial Network
NORTHLAND SECURITIES INC
NORTHWESTERN MUTUAL INVESTMENT SERVICES LLC
O.N. Equity
Oberlin Marketing Inc
Octavia
OMNI FINANCIAL SECURITIES
OneAmerica Securities, Inc.
ONESCO
OPPENHEIMER & CO, INC.
Osaic Institutions
OSAIC Wealth
Packerland Brokerage Svcs, Inc
Park Avenue Securities, LLC
Parkland Securities
Peak Brokerage Services
Pinnacle Investments, LLC
Planmember Securities Corporation
PNC Investments, LLC
Premier Financial Network

Premier Securities of America Inc.
Prime Financial Services
Principal Securities, Inc.
Private Client Services, LLC
Prospera Financial Services, Inc
Purshe Kaplan Sterling Investments
Q6 Advisors, Inc.
Queen City
Ranu Insurance Agency Inc
Raymond James Financial Svcs
RBC CAPITAL MARKETS CORPORATION
Regal Securities, Inc.
Regions Bank
Regulus Financial Group
Rehmann Financial
Ridgewood Wealth Management LLC
Riegel Financial
RNR Securities, L.L.C.
Robert W. Baird & Co., Inc.
Rundahl Financial Consultants
Sage Rutty & Co. Inc.
Saltzman Associates
Sanctuary Securities
Saxony Securities, Inc.
Scarborough Capital Management
Securities Management & Research, Inc.
Sigma Financial Corporation
Signature Financial Group
Silver Oak Securities Inc
Skyline
Steele Wealth Management, Inc.
Step Stone Group
Stifel Nicolaus & Co.
Stonex Securities
Strategic Fin Alliance Inc
Strategic Wealth Management Group, LLC
Strellner Financial Group

Summit Financial Group
T. Rowe Price Group, Inc.
TFS Securities, Inc.
The Investment Center
The Leaders Group
The O.N. Equity Sales Co.
The Tschetter Group
The Windmill Group
Tim Hall Financial Services
Tompkins Bank
Town & Country Wealth Management
TransAmerica Financial Advisors, Inc.
Travis Financial Services LLC
TruChoice Financial
TrueBlue Financial
Truist Investment Services Inc.
TRUSTMONT FINANCIAL GROUP, INC.
Truvium Wealth Management, LLC
UBS Financial Services, Inc.
United Planners Fin. Serv.
US Bank
US Bank Advisors
USA Financial Securities Corp.
VALIC FINANCIAL ADVISORS, INC.
Valmark Securities
Valued Capital Advisors
Vanderbilt Securities Inc
VANDERBILT SECURITIES LLC
Vesta Wealth Advisors
Vestech Securities, Inc.
VOYA Financial Advisors
Wellington Management
Wells Fargo Advisors LLC
WELLS FARGO ADVISORS LLC - WEALTH
WesBanco Securities Inc.
Western International Securities, Inc.
Winslow Evans and Crocker

You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements.  While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

7

MISSTATEMENT OF AGE OR SEX

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

FINANCIAL STATEMENTS

The financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account are incorporated into this Statement of Additional Information by reference to the latest financial statements on Form N-VPFS for the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as filed with the SEC on April 9, 2026. The financial statements of  Pruco Life Insurance Company of New Jersey are incorporated by reference to its annual report for the year ending  December 31, 2025 on Form 10-K as filed with the SEC on March 6, 2026. Such financial statements have been audited by  PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.

8

PART C
OTHER INFORMATION

ITEM 27. EXHIBITS:

(a)	Not Applicable.
(b)	Not Applicable.
(c)(1)

Distribution and Principal Underwriting Agreement between Pruco Life Insurance Company of New Jersey and Prudential Annuities Distributors, Inc. Incorporated by reference to Form S-3/A, Registration No. 333-220098, filed September 29, 2017 on behalf of the Pruco Life Insurance Company of New Jersey.

(2)

Specimen Affiliated Insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(3)

List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-162678, filed April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(4)

List of Broker Dealers that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-162678, filed April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(d)(1)	Form of The Strategic Partners Variable Annuity Contract V-BON 2000-NY. Incorporated by reference to Post-Effective Amendment No. 2, Registration No. 333-49230, filed September 28, 2001.
(2)	Form of The Strategic Partners Variable Annuity Contract V-DCA 2000-NY. Incorporated by reference to Post-Effective Amendment No. 2, Registration No. 333-49230, filed September 28, 2001.
(3)	Form of Strategic Partners Variable Annuity Contract VBON-2000-NY Ed. 10/2002. Incorporated by reference to Post-Effective Amendment No. 4, Registration No. 333-49230, filed December 10, 2002.
(4)	Form of Strategic Partners Variable Annuity Contract VDCA-2000-NY Ed 10/2002. Incorporated by reference to Post-Effective Amendment No. 4, Registration No. 333-49230, filed December 10, 2002.
(5)	Form of Strategic Partners Variable Annuity Contract VDCA-NY Ed 5-2003. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-49230, filed April 20, 2004.
(6)	Endorsement ORD 112389-NY. Incorporated by reference to Post-Effective Amendment No. 4, Registration No. 333-49230, filed December 10, 2002.
(7)	Endorsement (MVA) ORD 112805-NY. Incorporated by reference to initial Form S-3, Registration No. 333-103473 filed February 27, 2003 on behalf of Pruco Life Insurance Company of New Jersey.
(8)	Endorsements ORD 112898-NY and ORD 112899-NY. Incorporated by reference to Post-Effective Amendment No. 6 to Registration No. 333-49230, filed April 23, 2003.
(9)	Endorsement (GMIB) ORD 112737-NY. Incorporated by reference to Post-Effective Amendment No. 9 to Registration No. 333-49230, filed September 26, 2003.
(10)	Endorsement (Transfers) ORD 112878. Incorporated by reference to Post-Effective Amendment No. 9 to Registration No. 333-49230, filed September 26, 2003.
(11)	Endorsement (IAB) ORD 112718-NY. Incorporated by reference to Post-Effective Amendment No. 9 to Registration No. 333-49230, filed September 26, 2003.
(12)	Endorsement Supplement (GMIB) ORD 112963-NY. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-49230, filed April 20, 2004.
(13)

Rider-Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five). Incorporated by reference to Pre-Effective Amendment to Form N-4 to Registration No. 333-49230, filed April 21, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(14)

Supplement - Joint and Survivor Guaranteed Minimum Payments Benefit Schedule (Spousal Lifetime Five). Incorporated by reference to Pre-Effective Amendment to Form N-4 to Registration No. 333-49230, filed April 21, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(15)

Highest Daily Lifetime Five Benefit Rider (Enhanced). Incorporated by reference to Pre-Effective Amendment to Form N-4 to Registration No. 333-131035, filed August 3, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(16)

Highest Daily Lifetime Seven Benefit Rider. Incorporated by reference to Pre-Effective Amendment to Form N-4 to Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(17)

Form of Highest Daily Lifetime 7 Plus Benefit Rider. Incorporated herein by reference to File No. 333-130989 Post-Effective No. 14, filed on October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(18)

Form of Schedule Supplement for Highest Daily Lifetime 7 Plus. Incorporated herein by reference to File No. 333-130989 Post-Effective No. 14, filed on October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(19)

Highest Daily Lifetime Seven Benefit Schedule Supplement (P-SCH-HD7-(1/09)NY). Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4, Registration 333-131035, filed January 28, 2009.

(20)

Highest Daily Lifetime Five Benefit Schedule Supplement (P-SCH-HDLT-(1/09)NY). Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4, Registration 333-131035, filed January 28, 2009.

(21)	Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7-(2/09)NY). Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4, Registration 333-131035, filed January 28, 2009.
(22)	Highest Daily Lifetime 7 Plus Schedule Supplement (P-SCH-HD7-(2/09)NY). Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4, Registration 333-131035, filed January 28, 2009.
(e)	Not Applicable.
(f)(1)

Certificate of Incorporation of  Pruco Life Insurance Company of New Jersey, (as amended through March 11, 1983) is incorporated by reference to Post-Effective Amendment No. 40 to Registration No. 002-89780, filed April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(2)

By-laws of Pruco Life Insurance Company of New Jersey (as amended through August 4, 1999) incorporated by reference to Post-Effective Amendment No. 40 to Registration No. 002-89780 filed   April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(3)

Certificate of Amendment to the Certificate of Incorporation of Pruco Life Insurance Company of New Jersey dated October 1, 2012 is incorporated by reference to Post-Effective Amendment No. 47 to Registration No. 002-89780, filed April 10, 2015 on behalf of  Pruco Life Insurance Company of New Jersey Variable Appreciable Account.

(4)

Certificate of Amendment to the Certificate of Incorporation of Pruco Life Insurance Company of New Jersey dated September 3, 2019 is incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2019, Registration No. 333-18053 filed March 5, 2020, on behalf of Pruco Life Insurance Company of New Jersey.

(5)

Certificate of Amendment to the Certificate of Incorporation of Pruco Life Insurance Company of New Jersey dated February 12, 1998 is incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement 002-89780, filed April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(g)(1)	Combination Coinsurance and Modified Coinsurance Agreement Effective April 1, 2016 between Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America. Filed Herewith.
(2)

Contract of reinsurance in connection with variable annuity contract (Lifetime Five). Incorporated by reference to Pre-Effective Amendment to Form N-4 to Registration No. 333-131035, filed January 13, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(h)	Not Applicable.
(i)	Not Applicable.
(j)	Not Applicable.
(k)	Opinion of Counsel. Filed Herewith.
(l)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p)	Powers of Attorney: Reshma V. Abraham, Markus Coombs, Alan M. Finkelstein, Scott E. Gaul, Bradley O. Harris, and Salene Hitchcock-Gear. Filed Herewith.

(q)	Not Applicable.
(r)	Not Applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH INSURANCE COMPANY
Reshma V. Abraham 213 Washington Street Newark, New Jersey 07102	Director and Vice President
Markus Coombs 655 Broad Street Newark, New Jersey 07102	Director, Chief Accounting Officer, Chief Financial Officer, and Vice President
Alan M. Finkelstein 751 Broad Street Newark, New Jersey 07102	Director and Treasurer
Scott E. Gaul One Corporate Drive Shelton, Connecticut 06484	Director, President and Chief Executive Officer
Bradley O. Harris 751 Broad Street Newark, New Jersey 07102	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102	Director
Daniel T. McNulty 600 Office Center Drive, Apex Office Park Fort Washington, Pennsylvania 19034	Chief Compliance Officer, Variable Life & Variable Annuities Registered Separate Accounts
Karen M. Sills 280 Trumbull Street Hartford, Connecticut 06103	Chief Legal Officer, Vice President and Secretary
Matthew Silver 213 Washington Street Newark, New Jersey 07102	Chief Actuary and Senior Vice President

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR THE REGISTERED SEPARATE ACCOUNT:

Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 12, 2026, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of  the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is  registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the “Act”).

ITEM 30. INDEMNIFICATION:

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), in conjunction with certain of its affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance polices.

New Jersey, being the state of organization of  Pruco Life of New Jersey, permits entities organized under its  jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be  found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, is included in exhibit (f)(5) to this registration statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of Pruco Life of New Jersey pursuant to the foregoing provisions or otherwise, Pruco Life of new Jersey has been advised that in the  opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Pruco Life of New Jersey of expenses incurred or paid by a director, officer or controlling person of Pruco Life of New Jersey in the successful defense of any action, suit or proceeding) is asserted by such  director, officer or controlling person in connection with the securities being registered, Pruco Life of New Jersey will, unless in the opinion of its counsel the  matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is  against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by various insurance companies. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Qualified Individual Variable Contract Account, The Prudential Individual Variable Contract Account, Prudential’s Annuity Plan Account, Prudential’s Investment Plan Account, and Prudential’s Annuity Plan Account-2. In addition, PAD serves as principal underwriter for variable annuities issued by Fortitude Life Insurance & Annuity Company and its Fortitude Life Insurance & Annuity Company Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Suzanne Amari One Corporate Drive Shelton, Connecticut 06484	Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Director
Tracey Carroll One Corporate Drive Shelton, Connecticut 06484	President and Director
Jessica Conley 600 Office Center Drive Apex Office Park Fort Washington, Pennsylvania 19034	Vice President
Markus Coombs 655 Broad Street Newark, New Jersey 07102	Director
Tiffany Khan 751 Broad Street Newark, New Jersey 07102	Anti-Money Laundering Officer
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484	Chairman, Chief Executive Officer and Director
Donald Mallavia One Corporate Drive Shelton, Connecticut 06484	Director
Shane T. McGrath One Corporate Drive Shelton, Connecticut 06484	Chief Compliance Officer and Vice President
Frank Papasavas 655 Broad Street Newark, New Jersey 07102	Treasurer
Robert P. Smit 751 Broad Street Newark, New Jersey 07102	Chief Financial Officer and Controller
Jordan Thomsen 751 Broad Street Newark, New Jersey 07102	Chief Legal Officer and Secretary

(c) Commissions received by PAD during 2025 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$67,942,840	$-0-	$-0-	$-0-
*	PAD did not retain any of these commissions.

ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT:

(a) As of December 31, 2025:

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Linked Option and/or Fixed Option subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract
Strategic Partners Annuity One 3 Variable Annuity	934	$0.00	0	$143,781.00	$-17,347,627.00	Yes
Strategic Partners Plus 3 Variable Annuity	90	$0.00	0	$0.00	$-846,463.00	Yes

(b) Not Applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS:

Not Applicable.

ITEM 33. MANAGEMENT SERVICES:

None.

ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS:

With regard to the offering of the  Market Value Adjustment Options  under this registration statement, the Company undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and State of New Jersey on this  9th day of April 2026.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (INSURANCE COMPANY)
By:	Scott E. Gaul*
Scott E. Gaul President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Reshma V. Abraham* Reshma V. Abraham	Director and Vice President	April 9, 2026
Markus Coombs* Markus Coombs	Chief Financial Officer, Chief Accounting Officer, Vice President and Director	April 9, 2026
Alan M. Finkelstein* Alan M. Finkelstein	Director and Treasurer	April 9, 2026
Scott E. Gaul* Scott E. Gaul	Director, President and Chief Executive Officer	April 9, 2026
Bradley O. Harris* Bradley O. Harris	Director	April 9, 2026
Salene Hitchcock-Gear* Salene Hitchcock-Gear	Director	April 9, 2026

By:	/s/ Richard H. Kirk
Richard H. Kirk
*	Executed by Richard H. Kirk on behalf of those indicated pursuant to Power of Attorney.